                                                                    EXHIBIT 99.7



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of S/M Real Estate Fund VII, Ltd. (the "Partnership") on Form 10-K for the year ended December 31, 2002, as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
E. Hoffmann, Chief Executive Officer of the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date:  March 28, 2003            BY:    /s/ Richard E. Hoffmann
                                     -------------------------------------
                                 Name:  Richard E. Hoffmann
                                 Title: Chief Executive Officer, Director,
                                        President and Treasurer of
                                        SM7 Apartment Investors Inc.,
                                        a general partner